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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 16, 1996, in the Registration Statement (Amendment No. 2 to Form S-4 No. 333-18017) and related Prospectus of Petersen Publishing Company, L.L.C. for the registration of $100,000,000 of its 11 1/8% Series B Senior Subordinated Notes due 2006.

                                          Ernst & Young LLP

February 6, 1997
Los Angeles, California